UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2018

FB FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

211 Commerce Street, Suite 300 Nashville, Tennessee	37201
(Address of principal executive offices)	(Zip Code)

(615) 564-1212

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01 Regulation FD Disclosure.

Secondary Offering

FB Financial Corporation (the “Company”) announced today the launch of an underwritten secondary public offering of a total of 3,200,000 shares of its common stock (the “Secondary Offering”), all of which will be offered by Mr. James W. Ayers (the “Selling Shareholder”). The public offering price and other terms are to be determined by negotiations between the Company, the Selling Shareholder and the underwriters. In addition, the Selling Shareholder expects to grant to the underwriters an option for 30 days to purchase up to 480,000 additional shares of common stock to cover overallotments, if any, at the public offering price, less the underwriting discount. The Company will not receive any proceeds from the Secondary Offering.

A copy of the press release announcing the Secondary Offering is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

This Report does not constitute an offer to sell or a solicitation of an offer to buy shares of common stock in the Secondary Offering nor shall there be any sale of the shares of common stock in the Secondary Offering in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. An offering of shares of common stock in the Secondary Offering may be made only by means of the prospectus supplement and accompanying prospectus, which have been or will be filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release dated May 21, 2018

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this Report are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include statements relating to the determination of the public offering price per share of common stock and other terms of the Secondary Offering and the Selling Shareholder’s grant of an overallotment option to the underwriters in the Secondary Offering. These forward-looking statements can generally be identified by the use of the words and phrases “may,” “will,” “should,” “could,” “would,” “goal,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “aim,” “predict,” “continue,” “seek,” “projection” and other variations of such words and phrases and similar expressions.

These forward-looking statements are not historical facts. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that the forward-looking statements will occur. Accordingly, the Company cautions readers of this Report that any such forward-looking statements are not guarantees of future performance or outcomes and are subject to various risks, assumptions and uncertainties. Because of these risks and other uncertainties, the outcome of matters that are the subject of forward-looking statements may be materially different from the anticipated or estimated results discussed in the forward-looking statements in this Report. Readers of this Report should not unduly rely on any forward-looking statements, which represent the Company’s beliefs, assumptions and estimates only as of the dates on which they were made, as predictions of future events. The Company undertakes no obligation to update these forward-looking statements as a result of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company.

The Company qualifies all of its forward-looking statements by these cautionary statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

By:	/s/ James R. Gordon
James R. Gordon
Chief Financial Officer and Secretary

Date: May 21, 2018